UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2012

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

26 Summer Street, Bridgewater, Massachusetts 02324

(Address of Principal Executive Offices, Including Zip Code)

(508) 819-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets

On July 3, 2012, Chase Corporation filed a Form 8-K (the “Initial Report”) reporting the June 27, 2012 completion of the acquisition of NEPTCO Holdings, Inc. pursuant to the Agreement and Plan of Merger dated as of June 27, 2012 among Chase Corporation, NEPTCO Holdings, Inc. and NEPTCO Acquisition Corp. As contemplated by Items 9.01(a) and 9.01(b) of Form 8-K, this Current Report on Form 8-K/A amends the Initial Report to include the historical and pro forma financial statements as required in connection with the transaction. This amendment makes no other amendment to the Initial Report.

Item 9.01 - Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired

The unaudited condensed consolidated balance sheet of NEPTCO Incorporated and Subsidiaries as of March 30, 2012 and related condensed consolidated statements of operations and cash flows for the three month periods ended  March 30, 2012, and April 1, 2011, and notes related thereto, are filed as Exhibit 99.3 hereto and incorporated by reference herein.

The audited consolidated balance sheets of NEPTCO Incorporated and Subsidiaries as of December 30, 2011 and December 31, 2010, and related consolidated statements of operations, stockholders’ deficit and cash flows for the years ended December 30, 2011, December 31, 2010 and January 1, 2010, and notes related thereto, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b)   Pro Forma Financial Information

Chase Corporation and NEPTCO Incorporated and Subsidiaries unaudited pro forma condensed combined balance sheet as of May 31, 2012, the unaudited pro forma condensed combined statements of operations for the nine months ended May 31, 2012 and the fiscal year ended August 31, 2011, and accompanying notes, are filed as Exhibit 99.4.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of June 27, 2012 by and among NEPTCO Holdings, Inc., Chase Corporation and NEPTCO Acquisition Corp.

10.1*	Credit Agreement dated as of June 27, 2012 by and among Chase Corporation, NEPTCO Incorporated, Bank of America, N.A. and the Guarantors and Lenders party thereto

23.1	Consent of Ernst & Young LLP, Independent Public Accounting Firm of NEPTCO Incorporated and Subsidiaries.

99.1*	Press release issued by Chase Corporation on July 27, 2012 announcing its acquisition of NEPTCO Incorporated and Subsidiaries

99.2

The unaudited condensed consolidated balance sheet of NEPTCO Incorporated and Subsidiaries as of March 30, 2012 and related condensed consolidated statements of operations and cash flows for the three month periods ended March 30, 2012, and April 1, 2011, and notes thereto

99.3

The audited consolidated balance sheets of NEPTCO Incorporated and Subsidiaries as of December 30, 2011 and December 31, 2010, and related consolidated statements of operations, stockholders’ deficit and cash flows for the years ended December 30, 2011, December 31, 2010 and January 1, 2010 and notes thereto

99.4	Chase Corporation and NEPTCO Incorporated and Subsidiaries unaudited pro forma condensed combined balance sheet as of May 31, 2012, the unaudited pro forma condensed combined statements of operations for the nine months ended May 31, 2012, and the fiscal year ended August 31, 2011, and accompanying notes

*	Previously filed as the same numbered exhibit to the Initial Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: September 12, 2012	By:	/s/ Kenneth L. Dumas
Kenneth L. Dumas
Chief Financial Officer and Treasurer